SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (D) of the
                        Securities Exchange Act of 1934

Date  of  Report
(Date  of  earliest  event  reported):  November 1, 2002


                          Life Partners Holdings, Inc.
             (Exact name of registrant as specified in its charter)

 Massachusetts                      0-7900                       74-2962475
  ------------                ---------------             ---------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204 Woodhew, Waco, Texas 76712
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------



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Item  5.  Other  Events.
------------------------

     On November 1, 2002, Life Partners Holdings, Inc. issued a press release announcing the continued authorization of its stock repurchase program. The press release is filed as an exhibit to this current report.


Item  7.  Financial  Statements  And  Exhibits.
-----------------------------------------------

     (c)  Exhibit:
     See Exhibit Index following the signature page of this report, which is incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  November 4,  2002             By:/s/Brian D. Pardo
                                        ----------------------------------------
                                        Brian D. Pardo
                                        President










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                                  EXHIBIT INDEX

     Exhibit  99.1     Press  Release  dated  November 1, 2002

Exhibit  99.1


                 LIFE PARTNERS HOLDINGS ANNOUNCES BUYBACK PLAN


Waco, Texas, November 4, 2002 . Life Partners Holdings, Inc. (OTC\BB: LPHI) today announced that on Friday, November 1, 2002, the company's board of directors authorized the repurchase of up to 250,000 shares of the Company's stock from the open market in accordance with SEC Rule 10(b)18 and at such prices as management may deem prudent. Any such repurchased shares shall be retired to the treasury of the Company. No shares have yet been purchased under this resolution.

This authorization is in addition to a December 12, 2001 board authorization for the repurchase of up to 250,000 shares on the open market. To date, the company has purchased 206,500 shares under the December resolution.

The Company currently pays a quarterly dividend of two and one half cents ($.025) per share.

Life Partners Holdings, Inc. is a licensed provider of viatical and senior settlements, collectively referred to as Rated Assignments for Value (RAVs). Since its incorporation in 1991, Life Partners Holdings, Inc. has successfully arranged over 4,400 of these transactions for its client base of over 10,000 individuals and institutions.


Safe Harbor - This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

************

For  further  information  contact:
Dana  Yarbrough/Life  Partners  Holdings,  Inc.
800-368-5569
E-MAIL:  DYARBROUGH@LIFEPARTNERSINC.COM

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